UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2006

Date of reporting period: May 1, 2005— April 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Opportunities Fund

4|30|06

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme
Judicial Court Justice Samuel Putnam
established The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE
All that can be required of a trustee
to invest is that he shall conduct
himself faithfully and exercise a sound
discretion. He is to observe how
men of prudence, discretion, and
intelligence manage their own affairs,
not in regard to speculation, but in
regard to the permanent disposition
of their funds, considering the prob-
able income, as well as the probable
safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Capital Opportunities Fund

4| 30| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Federal tax information	59
Brokerage commissions	60
About the Trustees	61
Officers	67

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

In recent months, we have witnessed the continuing vibrancy of the current economic expansion, now in its fifth year. U.S. businesses have seized opportunities available both at home and abroad to generate some of the most impressive profit margins in history, by some measures. During your fund’s reporting period, common stocks have traded at higher levels to reflect improving corporate profits. However, the gains have not come without concerns in some quarters of the market about the risks facing the economy. These risks include high energy prices, inflation, and a potential pullback in consumer spending, as well as the potential adverse effects of the Federal Reserve’s (the Fed’s) series of interest-rate increases. Concerns about inflation, in particular, have been reflected in falling bond prices and rising bond yields, and worries about consumer spending have clouded the outlook for stocks.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that are influencing the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Capital Opportunities Fund: seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. It can be based on the firm’s physical assets (factories, inventory, staff) or on less easily quantifiable measures (long-term competitive advantage, management team expertise, or research and development efforts). A stock’s price, however, may or may not accurately reflect the company’s underlying value.

A stock may be mispriced for many reasons, such as when the company has problems that concern its management, industry, or product line. Temporary factors, such as a cyclical industry downturn or a one-time inventory issue may also cause a stock to be undervalued.

In addition, unlike the widely followed large, blue-chip companies, smaller companies are less likely to be covered by industry researchers. This lack of coverage can lead to the undervaluation of these stocks. It is up to the fund’s management team to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

To uncover undervalued stocks with the long-term potential for growth, the members of Putnam Capital Opportunities Fund’s management team draw on their experience as well as on the expertise of Putnam’s equity analysts. Because the fund is managed in Putnam’s blend style, the team is not focused solely on either growth- or value-style stocks and can choose from a broad universe of over 2,500 U.S. small and midsize companies. This

Putnam Capital Opportunities Fund holdings have spanned sectors and industries over time.

flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in these companies.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Investor overreaction can mean investment opportunities

An important factor in the analysis performed by the management team of Putnam Capital Opportunities Fund is “behavioral insight.” When an event that negatively affects a company occurs, such as a temporary inventory shortage or a change in management, investors may overreact, either by selling off the stock or buying it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

The portfolio managers and analysts of Putnam Capital Opportunities Fund determine behavioral rankings as part of their detailed stock-by-stock valuation process. Their process integrates sophisticated quantitative models, behavioral insights, and an in-depth analysis of each company’s fundamental worth.

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund targets companies believed to be worth more than their current stock prices may indicate, and can own stocks with both growth and value characteristics. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.

Highlights

*	For the 12 months ended April 30, 2006, Putnam Capital Opportunities Fund’s class A shares returned 34.85% before sales charges.
*	The fund’s benchmark, the Russell 2500 Index, gained 30.35%.
*	The average return for the fund’s Lipper category, Small-Cap Core Funds, was 31.25%. During the period, Lipper reassigned the fund to this category from its previous category, Mid-Cap
Core Funds.
*	Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 4/30/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 6/1/98)	9.93%	9.18%	111.62%	100.53%

5 years	8.37	7.22	49.48	41.68

3 years	24.10	21.88	91.12	81.06

1 year	34.85	27.74	34.85	27.74

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

We are pleased to report that your fund delivered solid returns for the 12 months ended April 30, 2006. Based on results at net asset value (NAV, or before sales charges), the fund outperformed both its benchmark, the Russell 2500 Index, and the average return for funds in its Lipper category. Stock selection across a number of sectors contributed positively to performance. In particular, holdings in the basic materials, energy, and capital goods sectors helped the fund outperform its index. Also boosting returns was our continued emphasis on stocks of companies with low price-to-earnings ratios, high cash flow, and improving fundamentals.

Market overview

During the year ended April 30, 2006, stocks gained ground overall, despite significant challenges such as rising interest rates, soaring energy prices, and the devastation caused by Hurricane Katrina. Just after the close of the period, the Fed raised short-term interest rates for the 16th consecutive time, and indicated that it may need to keep raising rates. While interest-rate increases and other issues caused investor jitters and market setbacks throughout the year, investors were also cheered by many positive trends. The economy continued to expand, inflation remained contained, job creation improved, and corporate profits were generally solid.

Stock market performance was strong at many points, including the first calendar quarter of 2006, in which the S&P 500 Index delivered its strongest first-quarter gain since 1999. That strength continued into the final weeks of the period, when several major market indexes were again flirting with multi-year highs. For the period, stocks of small and midsize companies delivered strong performance, particularly in comparison to their large-cap counterparts. Within the small- and mid-cap universe, growth-style stocks outperformed value stocks for the period.

Strategy overview

Throughout the year, we continued to adhere to our disciplined strategy of targeting companies that we believe have sound business models and steadily growing cash flows. In selecting stocks for the portfolio, we carefully assess the underlying value of each company’s business. While a company’s stock price may fluctuate, this underlying value is crucial in determining its long-term growth potential. We target small and midsize U.S. companies across a wide range of industries, and we have the flexibility to invest in both growth- and value-style stocks.

In seeking stocks whose current prices do not reflect the company’s fundamental, long-term value, we analyze factors such as future earnings-growth potential and the ability to generate cash over the long term. We strive to take advantage of situations in which a stock becomes overvalued or undervalued as a result of short-term factors. We also evaluate the attractiveness of a company compared to other firms in its industry. When we have determined that a stock is being fairly priced by the market, we reduce or eliminate the fund’s position in that stock and reinvest the proceeds in securities that appear to have greater potential for long-term appreciation.

Your fund’s holdings

One of the top contributors to performance for the fiscal year was the stock of Steel Dynamics, a manufacturer of flat steel, steel bars, and structural steel. As

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 4/30/06.

Equities

Russell 2500 Index (stocks of small and midsize companies)	30.35%

Russell 1000 Growth Index (large-company growth stocks)	15.18%

Russell 1000 Value Index (large-company value stocks)	18.30%

S&P 500 Index (broad stock market)	15.42%

Bonds

Lehman Aggregate Bond Index (broad bond market)	0.71%

Lehman Municipal Bond Index (tax-exempt bonds)	2.15%

Lehman Global Aggregate Bond Index (international bonds)	–2.01%

construction activities picked up nationwide, the company benefited from significant price and volume increases. Another portfolio highlight was Terex, one of the largest manufacturers of construction equipment. The company’s recent acquisitions, as well as improvement in the commercial and industrial construction markets, helped boost its share price. In the software sector, fund holding Citrix Systems was a standout. A provider of computer access applications, Citrix benefited from increased demand as more American workers sought secure, remote access to enterprise networks. Another strong performer in the fund’s portfolio was Vintage Petroleum, an independent oil and gas exploration company. The stock delivered especially strong gains after Occidental Petroleum announced a deal to buy the company.

Despite the fund’s solid returns, some portfolio holdings detracted from performance, including PortalPlayer, a semiconductor company that designs platforms and features for portable media players. This stock declined as the company lost a major design contract. We believe the company still has potential to gain new design contracts, and we consider the stock price attractive, so we are maintaining the position. Also dampening returns for the fiscal year was fund holding Georgia Gulf, one of the largest producers of vinyl resins and vinyl

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

compounds. Higher feedstock costs and continuing excess supply in the industry hurt the company’s profits. Investors’ concerns about industry overbuilding and lower demand in the housing market caused the stock to weaken at some points during the period. In our view, industry utilization is still healthy and concerns about overcapacity may be overblown. Even taking these issues into account, we believe Georgia Gulf offers attractive upside potential, and it remained in the portfolio at the close of the fiscal year. Overexpansion was an issue for The Mills Corporation, whose stock also declined in the period. This real estate investment trust specializes in developing malls with entertainment features. Although the fund still held a small position at the close of the period, we eliminated this holding shortly thereafter, as our long-term view of the company changed.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 4/30/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Steel Dynamics, Inc. (2.7%)	Metals

Citrix Systems, Inc. (2.6%)	Software

Terex Corp. (2.5%)	Machinery

Emulex Corp. (2.2%)	Computers

BMC Software, Inc. (2.2%)	Software

Autoliv, Inc. (Sweden) (2.1%)	Trucks and parts

Manor Care, Inc. (2.1%)	Health-care services

FirstFed Financial Corp. (2.0%)	Banking

AmerUs Group Co. (1.8%)	Insurance

Brocade Communications Systems, Inc. (1.8%)	Computers

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As the fund’s fiscal year came to a close, investors continued to pay close attention to interest rates, energy prices, and potential slowdowns in the housing market and consumer spending. However, there was also cause for optimism, including continued economic expansion, low unemployment, contained inflation, and generally strong corporate profits.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on research and analysis. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 4/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	111.62%	100.53%	99.71%	99.71%	99.74%	99.74%	103.32%	96.16%	107.53%	114.81%
Annual average	9.93	9.18	9.13	9.13	9.13	9.13	9.37	8.88	9.66	10.14

5 years	49.48	41.68	44.05	42.05	43.99	43.99	45.83	40.77	47.60	51.43
Annual average	8.37	7.22	7.57	7.27	7.56	7.56	7.84	7.08	8.10	8.65

3 years	91.12	81.06	86.79	83.79	86.76	86.76	88.03	81.53	89.58	92.30
Annual average	24.10	21.88	23.15	22.49	23.15	23.15	23.43	21.99	23.76	24.35

1 year	34.85	27.74	33.73	28.73	33.76	32.76	34.05	29.41	34.37	35.06

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 6/1/98 to 4/30/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,971 and $19,974, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $20,332 ($19,616 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $20,753 and $21,481, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 4/30/06

		Lipper Small-Cap
	Russell 2500	Core Funds
	Index	category average*

Life of fund	112.63%	116.57%
Annual average	9.99	9.76

5 years	73.74	77.99
Annual average	11.68	11.85

3 years	98.69	98.11
Annual average	25.72	25.40

1 year	30.35	31.25

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and life-of-fund periods ended 4/30/06, there were 633, 504, 373, and 207 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.073		—	—	$0.018		$0.068	$0.105

Capital gains

Long-term	1.656		1.656	1.656	1.656		1.656	1.656

Short-term	0.260		0.260	0.260	0.260		0.260	0.260

Total	$1.989		$1.916	$1.916	$1.934		$1.984	$2.021

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
4/30/05	$10.97	$11.58	$10.42	$10.50	$10.59	$10.95	$10.92	$11.12

4/30/06	12.60	13.30	11.83	11.94	12.07	12.48	12.49	12.79

Fund performance for most recent calendar quarter Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	111.12%	100.06%	99.37%	99.37%	99.41%	99.41%	102.98%	95.84%	107.03%	114.31%
Annual average	10.00	9.25	9.20	9.20	9.20	9.20	9.45	8.95	9.73	10.21

5 years	63.94	55.38	57.91	55.91	57.91	57.91	59.78	54.21	61.97	66.06
Annual average	10.39	9.21	9.57	9.29	9.57	9.57	9.83	9.05	10.13	10.68

3 years	107.27	96.50	102.49	99.49	102.62	102.62	104.21	97.11	105.59	108.68
Annual average	27.50	25.25	26.51	25.88	26.54	26.54	26.87	25.38	27.16	27.79

1 year	25.81	19.20	24.88	19.87	24.85	23.85	25.20	20.82	25.43	26.12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from November 1, 2005, to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.72	$ 10.73	$ 10.72	$ 9.39	$ 8.05	$ 5.37

Ending value (after expenses)	$1,167.50	$1,163.20	$1,162.60	$1,164.60	$1,165.50	$1,167.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2006, use the calculation method below. To find the value of your investment on November 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.26	$ 9.99	$ 9.99	$ 8.75	$ 7.50	$ 5.01

Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,016.12	$1,017.36	$1,019.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Average annualized expense
ratio for Lipper peer group†	1.49%	2.24%	2.24%	1.99%	1.74%	1.24%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Capital
Opportunities Fund	60%	71%	135%	91%	120%

Lipper Small-Cap Core Funds
category average	84%	86%	86%	88%	101%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on April 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 4/30/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader of the fund. Tinh Bui, John Ferry, and Gerald Moore are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam U.S. Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Joseph Joseph	2006							*

Portfolio Leader	2005							*

Tinh Bui	2006					*

Portfolio Member	2005					*

John Ferry	2006				*

Portfolio Member	2005				*

Gerald Moore	2006					*

Portfolio Member	2005					*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $3,000,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam International Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam International Capital Opportunities Fund. Joseph Joseph, Tinh Bui, John Ferry, and Gerald Moore may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended April 30, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006			*

Chief Financial Officer	2005		*

Steven Krichmar	2006				*

Chief of Operations	2005				*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 3rd percentile in management fees and in the 10th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its previous Lipper Inc. peer group (Lipper Mid-Cap Core Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

21st	81st	50th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 303, 263, and 167 funds, respectively, in the Lipper Mid-Cap Core Funds category. Past performance is no guarantee of future performance.) The Trustees noted the disappointing performance for your fund for the three-year period ended December 31, 2004. In this regard, the Trustees considered that, over the previous year, Putnam Management had implemented a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis. Because the capitalization of stocks held by the fund is, on average, smaller than that of the funds in the Lipper Mid-Cap Core Funds category, the fund’s performance may have lagged this peer group when larger-cap stocks outperformed. Unrelated to and following the Trustees’ approval of the continuance of your fund’s management contract, Lipper reassigned the fund to a new peer group, Lipper Small-Cap Core Funds.*

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Core Funds category for the one- and five-year periods ended March 31, 2006, were 25% and 86%, respectively. Over the one- and five-year periods ended March 31, 2006, the fund ranked 151st out of 626 and 318th out of 373 funds, respectively. The Trustees did not consider this information or other information relating to the fund’s new Lipper peer group in approving the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Opportunities Fund (a series of Putnam Investment Funds):

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts June 9, 2006

The fund’s portfolio 4/30/06

COMMON STOCKS (99.1%)*

	Shares	Value

Aerospace and Defense (0.2%)
AAR Corp. † (S)	43,624	$1,163,888
Alliant Techsystems, Inc. † (S)	4,920	393,551
Triumph Group, Inc. †	15,526	730,654
		2,288,093

Airlines (0.7%)
Alaska Air Group, Inc. † (S)	91,921	3,489,321
ExpressJet Holdings, Inc. †	671,505	3,760,428
World Air Holdings, Inc. †	38,443	350,600
		7,600,349

Automotive (2.4%)
BorgWarner, Inc. (S)	175,004	10,627,993
Lear Corp. (S)	2,506	59,091
Tenneco Automotive, Inc. † (S)	675,455	16,244,693
TRW Automotive Holdings Corp. †	11,135	246,974
Visteon Corp. † (S)	40,600	238,728
		27,417,479

Banking (3.7%)
Anchor BanCorp Wisconsin, Inc. (S)	39,888	1,163,932
Center Financial Corp.	10,450	233,244
City Holding Co.	26,003	940,789
Corus Bankshares, Inc. (S)	142,924	9,567,333
Cullen/Frost Bankers, Inc.	4,196	242,864
East West Bancorp, Inc.	4,076	161,695
First Citizens BancShares, Inc. Class A	890	170,230
First Regional Bancorp †	2,759	252,035
FirstFed Financial Corp. † (S)	362,634	22,806,052
Frontier Financial Corp. (S)	9,463	315,402
Independent Bank Corp. (S)	32,220	879,606
International Bancshares Corp. (S)	9,843	281,608
Lakeland Financial Corp.	2,100	95,298
PFF Bancorp, Inc.	2,631	90,164
Provident Financial Holdings, Inc.	9,098	261,568
R&G Financial Corp. Class B (Puerto Rico)	323,282	3,371,831
Republic Bancorp, Inc. Class A	8,905	184,690
Southwest Bancorp, Inc.	18,096	406,617
TCF Financial Corp.	2,414	64,840
Texas Regional Bancshares, Inc.	1,467	42,059
Wilmington Trust Corp.	10,124	448,493
		41,980,350

COMMON STOCKS (99.1%)* continued

	Shares	Value

Biotechnology (1.5%)
Albany Molecular Research, Inc. †	126,141	$1,261,410
Applera Corp.-Applied Biosystems Group	330,340	9,527,006
Arqule, Inc. †	50,005	309,531
Connetics Corp. † (S)	51,556	781,073
Cubist Pharmaceuticals, Inc. †	6,510	147,582
Diversa Corp. † (S)	80,394	846,549
Incyte Pharmaceuticals, Inc. †	61,300	255,621
Regeneron Pharmaceuticals, Inc. †	147,700	2,144,604
Savient Pharmaceuticals, Inc. † (S)	288,100	1,610,479
Stratagene Corp.	27,100	298,100
		17,181,955

Broadcasting (0.2%)
Media General, Inc. Class A	2,800	115,024
Sinclair Broadcast Group, Inc. Class A	280,900	2,205,065
		2,320,089

Building Materials (0.4%)
ElkCorp.	10,400	316,680
Lennox International, Inc.	7,300	238,199
Tyler Technologies, Inc. † (S)	84,600	933,138
Universal Forest Products, Inc.	34,040	2,545,171
		4,033,188

Chemicals (1.7%)
Arch Chemicals, Inc.	11,710	344,977
FMC Corp.	6,473	411,424
Georgia Gulf Corp.	498,381	14,781,980
H.B. Fuller Co.	8,560	447,688
Hercules, Inc. † (S)	18,000	255,780
Huntsman Corp. †	23,060	453,129
NewMarket Corp. (S)	51,980	2,643,183
		19,338,161

Coal (—%)
Alpha Natural Resources, Inc. † (S)	20,936	525,703

Commercial and Consumer Services (3.4%)
Administaff, Inc. (S)	98,002	5,659,616
ARAMARK Corp. Class B	14,270	401,130
Arbitron, Inc. (S)	156,662	5,586,567
Catalina Marketing Corp.	364,200	8,624,256
CBIZ, Inc. † (S)	47,200	393,648
Chemed Corp. (S)	8,810	480,057
Consolidated Graphics, Inc. † (S)	52,502	2,745,330
Escala Group, Inc. † (S)	26,800	737,268
HUB Group, Inc. Class A † (S)	44,967	2,211,027
iPayment, Inc. †	46,600	2,015,450

COMMON STOCKS (99.1%)* continued

	Shares	Value

Commercial and Consumer Services continued
Jackson Hewitt Tax Service, Inc. (S)	9,800	$292,824
John H. Harland Co. (S)	151,000	6,258,950
MoneyGram International, Inc. (S)	7,644	259,132
Pre-Paid Legal Services, Inc. (S)	3,940	133,172
Spherion Corp. †	53,200	562,856
Startek, Inc.	44,100	1,006,803
TeleTech Holdings, Inc. † (S)	169,470	2,175,995
		39,544,081

Communications Equipment (0.6%)
ADTRAN, Inc. (S)	215,810	5,425,463
Tekelec † (S)	106,900	1,526,532
		6,951,995

Computers (4.4%)
Agilysys, Inc.	43,376	628,084
Blackbaud, Inc.	12,037	252,897
Brocade Communications Systems, Inc. †	3,362,528	20,713,172
Catapult Communications Corp. † (S)	50,790	607,448
Checkpoint Systems, Inc. †	84,800	2,234,480
Emulex Corp. † (S)	1,407,339	25,543,203
Logitech International SA ADR (Switzerland) † (S)	7,978	329,491
Magma Design Automation, Inc. †	75,772	574,352
		50,883,127

Conglomerates (—%)
Crane Co. (Australia) (S)	5,417	228,868
SPX Corp.	4,260	233,235
		462,103

Construction (0.1%)
Builders FirstSource, Inc. †	17,720	381,866
Huttig Building Products, Inc. † (S)	40,938	343,060
		724,926

Consumer Cyclicals (—%)
Hooker Furniture Corp.	4,500	84,060

Consumer Finance (1.8%)
Accredited Home Lenders Holding Co. †	173,044	10,000,213
Asta Funding, Inc. (S)	62,095	2,255,911
CompuCredit Corp. † (S)	186,600	7,454,670
Encore Capital Group, Inc. †	4,500	66,465
World Acceptance Corp. †	51,189	1,473,731
		21,250,990

Consumer Goods (2.5%)
American Greetings Corp. Class A	5,930	133,544
Blyth Industries, Inc. (S)	123,644	2,540,884
Chattem, Inc. † (S)	218,810	7,883,724

COMMON STOCKS (99.1%)* continued

	Shares	Value

Consumer Goods continued
Darling International, Inc. † (S)	92,049	$419,743
Scotts Miracle-Gro Co. (The) Class A (S)	6,740	298,312
Yankee Candle Co., Inc. (The)	563,422	16,981,539
		28,257,746

Consumer Services (0.7%)
Alderwoods Group, Inc. (Canada) † (S)	134,367	2,561,035
Labor Ready, Inc. † (S)	223,424	5,905,096
		8,466,131

Distribution (—%)
Mannatech, Inc.	15,200	279,224

Electric Utilities (0.4%)
Alliant Energy Corp.	14,073	449,773
Black Hills Corp. (S)	90,398	3,290,487
Great Plains Energy, Inc. (S)	11,496	324,762
OGE Energy Corp.	1,900	57,304
Puget Energy, Inc.	5,890	122,335
Westar Energy, Inc.	8,450	176,943
WPS Resources Corp.	2,000	99,980
		4,521,584

Electrical Equipment (0.1%)
GrafTech International, Ltd. †	81,900	553,644
Rofin-Sinar Technologies, Inc. † (S)	3,190	178,991
		732,635

Electronics (2.3%)
Greatbatch, Inc. † (S)	41,000	1,004,500
IXYS Corp. †	106,573	1,077,453
Methode Electronics, Inc. Class A	84,789	830,932
Netlogic Microsystems, Inc. † (S)	16,000	644,320
Omnivision Technologies, Inc. † (S)	351,021	10,207,691
PortalPlayer, Inc. † (S)	292,530	3,232,457
QLogic Corp. †	78,648	1,636,665
Stoneridge, Inc. †	51,403	361,363
TriQuint Semiconductor, Inc. † (S)	522,200	2,835,546
TTM Technologies, Inc. †	161,254	2,621,990
Varian, Inc. †	41,400	1,791,378
		26,244,295

Energy (0.9%)
Atwood Oceanics, Inc. †	24,586	1,311,663
Parker Drilling Co. † (S)	1,054,477	8,857,607
		10,169,270

Energy (Oil Field) (—%)
Clayton Williams Energy, Inc. †	6,970	284,167

COMMON STOCKS (99.1%)* continued

	Shares	Value

Engineering & Construction (0.1%)
Noble International, Ltd.	41,195	$659,532

Entertainment (—%)
Speedway Motorsports, Inc.	2,370	90,250

Financial (1.5%)
Advanta Corp. Class B (S)	10,790	411,746
Asset Acceptance Capital Corp. †	36,962	772,136
PMI Group, Inc. (The)	2,577	118,929
Radian Group, Inc. (S)	257,989	16,181,070
		17,483,881

Food (0.1%)
American Italian Pasta Co. Class A (S)	59,300	492,783
Sanderson Farms, Inc. (S)	5,600	148,456
Sensient Technologies Corp. (S)	15,466	317,826
		959,065

Forest Products and Packaging (1.4%)
Albany International Corp. (S)	247,270	9,668,257
CSS Industries, Inc.	16,918	509,232
Graphic Packaging Corp. †	59,551	158,406
Louisiana-Pacific Corp. (S)	226,521	6,247,449
		16,583,344

Gaming & Lottery (—%)
Dover Downs Gaming & Entertainment, Inc.	22,200	572,094

Health Care Services (2.5%)
American Dental Partners, Inc. †	15,798	215,643
AMICAS, Inc. †	140,700	641,592
AMN Healthcare Services, Inc. † (S)	120,798	2,321,738
Healthways, Inc. † (S)	3,490	171,219
Manor Care, Inc. (S)	539,085	23,638,877
Odyssey Healthcare, Inc. † (S)	63,998	1,112,925
Steris Corp.	13,430	309,159
Universal Health Services, Inc. Class B	6,340	322,009
		28,733,162

Household Furniture and Appliances (0.1%)
Select Comfort Corp. † (S)	25,732	1,028,251

Insurance (8.0%)
Affirmative Insurance Holdings, Inc. (S)	25,390	291,985
American Equity Investment Life Holding Co. (S)	211,161	2,863,343
American Financial Group, Inc.	4,955	219,407
American Physicians Capital, Inc. †	14,813	715,764
AmerUs Group Co. (S)	358,927	21,051,069
CNA Surety Corp. †	14,200	255,458
Commerce Group, Inc.	71,275	4,134,663

COMMON STOCKS (99.1%)* continued

	Shares	Value

Insurance continued
Delphi Financial Group Class A	65,500	$3,431,545
Direct General Corp. (S)	37,522	629,994
FPIC Insurance Group, Inc. †	9,403	375,650
HCC Insurance Holdings, Inc. (S)	571,546	19,141,076
Infinity Property & Casualty Corp. (S)	53,038	2,378,224
Mercury General Corp.	897	47,873
Midland Co. (The)	15,843	564,961
National Interstate Corp.	23,643	442,833
Ohio Casualty Corp. (S)	9,438	279,837
Presidential Life Corp.	4,400	108,460
Safety Insurance Group, Inc.	7,097	328,520
Selective Insurance Group (S)	3,186	177,333
Stancorp Financial Group	90,134	4,447,212
State Auto Financial Corp.	5,145	180,950
Triad Guaranty, Inc. † (S)	17,854	973,400
W.R. Berkley Corp.	551,787	20,647,870
Zenith National Insurance Corp. (S)	194,382	8,576,134
		92,263,561

Investment Banking/Brokerage (1.0%)
A.G. Edwards, Inc.	10,896	575,745
Eaton Vance Corp. (S)	195,046	5,552,960
IndyMac Bancorp, Inc. (S)	88,800	4,290,816
Nuveen Investments, Inc. Class A	10,640	511,997
		10,931,518

Leisure (0.2%)
Arctic Cat, Inc.	67,648	1,463,226
Marine Products Corp.	19,719	214,740
Polaris Industries, Inc. (S)	6,433	308,141
		1,986,107

Lodging/Tourism (0.2%)
MeriStar Hospitality Corp. † (R) (S)	157,326	1,642,483
MTR Gaming Group, Inc. † (S)	76,906	757,524
		2,400,007

Machinery (3.0%)
AGCO Corp. † (S)	9,970	235,990
Applied Industrial Technologies, Inc. (S)	43,962	1,826,621
Briggs & Stratton Corp.	11,530	389,022
Cascade Corp.	55,447	2,301,051
Cummins, Inc.	1,405	146,823
Kennametal, Inc. (S)	3,770	233,175
Terex Corp. † (S)	336,127	29,091,792
		34,224,474

COMMON STOCKS (99.1%)* continued

	Shares	Value

Manufacturing (0.8%)
Blount International, Inc. †	41,308	$639,861
IDEX Corp.	4,730	240,284
Teleflex, Inc.	131,910	8,605,808
		9,485,953

Media (0.1%)
MasTec, Inc. † (S)	55,000	678,150

Medical Technology (2.2%)
Analogic Corp. (S)	39,201	2,473,191
Bausch & Lomb, Inc. (S)	31,687	1,551,079
Candela Corp. †	21,830	507,548
Diagnostic Products Corp.	1,500	87,000
DJ Orthopedics, Inc. †	5,581	221,901
Edwards Lifesciences Corp. †	10,880	483,507
Epix Pharmaceuticals, Inc. † (S)	96,576	375,681
Hillenbrand Industries, Inc.	3,170	162,811
Immucor, Inc. † (S)	101,290	2,942,475
LCA-Vision, Inc.	3,200	179,712
Medical Action Industries, Inc. †	12,595	301,272
Mentor Corp. (S)	116,086	5,030,006
PerkinElmer, Inc.	14,470	310,237
Respironics, Inc. †	301,310	11,033,972
Symmetry Medical, Inc. †	5,140	102,286
		25,762,678

Metal Fabricators (0.3%)
Brush Engineered Materials, Inc. † (S)	96,593	2,251,583
Mueller Industries, Inc.	26,669	1,010,222
USEC, Inc. (S)	21,700	275,590
		3,537,395

Metals (4.2%)
A.M. Castle & Co.	62,787	2,266,611
AK Steel Holding Corp. † (S)	758,545	11,309,906
Insteel Industries, Inc.	7,850	293,276
Metal Management, Inc. (S)	10,073	326,869
Quanex Corp. (S)	86,506	3,698,997
Shiloh Industries, Inc. †	6,400	128,064
Steel Dynamics, Inc. (S)	491,522	30,690,634
		48,714,357

Natural Gas Utilities (0.2%)
Atmos Energy Corp.	11,820	313,703
Energen Corp. (S)	4,476	157,869
MDU Resources Group, Inc.	4,505	165,559
National Fuel Gas Co. (S)	7,124	236,873

COMMON STOCKS (99.1%)* continued

	Shares	Value

Natural Gas Utilities continued
NICOR, Inc. (S)	5,170	$204,784
Transmontaigne, Inc. †	151,036	1,655,355
UGI Corp.	6,263	140,291
		2,874,434

Office Equipment & Supplies (0.4%)
Herman Miller, Inc.	10,310	317,445
Kimball International, Inc. Class B (S)	36,312	553,758
Steelcase, Inc.	156,957	2,938,235
Systemax, Inc. †	56,092	410,593
		4,220,031

Oil & Gas (2.1%)
Cabot Oil & Gas Corp. Class A (S)	5,689	280,240
Callon Petroleum Co. † (S)	66,285	1,368,122
Cimarex Energy Co. (S)	4,700	201,865
Denbury Resources, Inc. †	17,304	564,110
Giant Industries, Inc. †	231,300	16,625,844
Harvest Natural Resources, Inc. † (S)	46,229	623,629
Houston Exploration Co. †	6,350	355,092
Petroleum Development Corp. † (S)	52,418	2,097,244
Plains Exploration & Production Co. † (S)	4,906	180,884
Pogo Producing Co. (S)	6,781	336,948
Remington Oil & Gas Corp. † (S)	9,060	395,107
St. Mary Land & Exploration Co. (S)	28,600	1,205,776
		24,234,861

Pharmaceuticals (3.5%)
Alkermes, Inc. † (S)	4,350	93,395
Alpharma, Inc. Class A (S)	149,480	3,923,850
Endo Pharmaceuticals Holdings, Inc. †	96,236	3,026,622
Enzon, Inc. † (S)	88,297	750,525
King Pharmaceuticals, Inc. † (S)	823,823	14,326,282
Medicis Pharmaceutical Corp. Class A (S)	113,780	3,741,086
Mylan Laboratories, Inc.	2,400	52,416
Watson Pharmaceuticals, Inc. †	496,104	14,109,198
		40,023,374

Power Producers (—%)
Reliant Resources, Inc. †	6,950	78,883

Publishing (0.1%)
Hollinger International, Inc.	152,145	1,212,596

Railroads (—%)
GATX Corp.	5,762	269,662

COMMON STOCKS (99.1%)* continued

	Shares	Value

Real Estate (6.7%)
CB Richard Ellis Group, Inc. Class A †	12,068	$1,060,657
CBL & Associates Properties (R) (S)	489,856	19,589,341
Cedar Shopping Centers, Inc. (R)	11,020	162,545
CentraCore Properties Trust (R) (S)	34,500	828,000
Commercial Net Lease Realty (R) (S)	139,600	2,938,580
Digital Realty Trust, Inc. (R) (S)	110,930	3,128,226
Equity Inns, Inc. (R)	680,210	11,019,402
FelCor Lodging Trust, Inc. (R) (S)	267,900	5,800,035
First Industrial Realty Trust (R) (S)	2,490	97,708
Hospitality Properties Trust (R)	72,809	3,138,068
Innkeepers USA Trust (R) (S)	141,806	2,271,732
Kite Realty Group Trust (R)	6,880	105,058
LaSalle Hotel Properties (R)	3,433	150,125
Lexington Corporate Properties Trust (R) (S)	18,047	389,093
LTC Properties, Inc. (R)	94,136	2,065,344
Macerich Co. (The) (R) (S)	545	39,905
Mid-America Apartment Communities, Inc. (R) (S)	3,330	176,490
Mills Corp. (The) (R)	1,409	44,961
National Health Investors, Inc. (R)	225,618	5,428,369
Nationwide Health Properties, Inc. (R) (S)	202,526	4,358,360
Newcastle Investment Corp. (R) (S)	24,497	548,978
Novastar Financial, Inc. (R) (S)	42,903	1,587,411
Omega Healthcare Investors, Inc. (R)	183,300	2,344,407
RAIT Investment Trust (R) (S)	231,759	5,997,923
Saul Centers, Inc. (R)	3,820	156,200
Senior Housing Properties Trust (R) (S)	137,900	2,367,743
SL Green Realty Corp. (R)	2,482	245,718
Tanger Factory Outlet Centers (R) (S)	7,823	256,438
Taubman Centers, Inc. (R)	3,265	134,322
Thornburg Mortgage, Inc. (R)	1,300	37,583
Ventas, Inc. (R) (S)	5,879	192,067
		76,660,789

Regional Bells (0.1%)
Cincinnati Bell, Inc. † (S)	204,500	858,900

Restaurants (0.9%)
Denny’s Corp. †	236,256	1,164,742
Domino’s Pizza, Inc.	330,177	8,693,560
Luby’s, Inc. †	68,704	814,829
		10,673,131

Retail (8.4%)
American Eagle Outfitters, Inc.	15,100	489,240
BJ’s Wholesale Club, Inc. † (S)	3,340	102,271
Blair Corp. (S)	4,953	191,087
Bon-Ton Stores, Inc. (The)	53,800	1,531,686
Borders Group, Inc.	110,299	2,603,056
Buckle, Inc. (The) (S)	55,372	2,367,153

COMMON STOCKS (99.1%)* continued

	Shares	Value

Retail continued
Cato Corp. (The) Class A	392,690	$8,886,575
CSK Auto Corp. † (S)	63,315	813,598
Dollar Tree Stores, Inc. † (S)	3,450	89,942
Genesco, Inc. †	21,000	867,930
Ingles Markets, Inc. Class A	20,023	367,422
Nash Finch Co. (S)	20,062	463,432
Nu Skin Enterprises, Inc. Class A (S)	251,211	4,150,006
Payless ShoeSource, Inc. † (S)	313,105	7,192,022
Rent-A-Center, Inc. † (S)	595,842	16,457,156
Supervalu, Inc.	684,264	19,850,499
Timberland Co. (The) Class A †	601,353	20,476,070
Too, Inc. †	229,475	8,816,430
Toro Co. (The)	6,300	311,535
Trans World Entertainment Corp. †	82,456	437,017
Wilsons The Leather Experts, Inc. † (S)	34,000	132,600
Zale Corp. † (S)	5,900	145,435
		96,742,162

Schools (2.3%)
Career Education Corp. †	556,220	20,507,831
Education Management Corp. † (S)	150,741	6,400,463
		26,908,294

Semiconductor (0.8%)
Advanced Energy Industries, Inc. †	40,575	636,622
Lam Research Corp. † (S)	160,189	7,830,038
Sigmatel, Inc. † (S)	42,973	287,489
		8,754,149

Shipping (0.5%)
ABX Air, Inc. †	100,968	654,273
Arkansas Best Corp.	66,400	2,849,888
Con-way, Inc. (S)	8,450	470,834
General Maritime Corp. (S)	5,300	176,066
Maritrans, Inc.	36,768	882,064
Ryder System, Inc. (S)	3,214	167,610
Wabash National Corp.	11,923	215,806
		5,416,541

Software (7.5%)
Ansoft Corp. †	22,699	1,002,842
ANSYS, Inc. †	9,063	511,606
Aspen Technology, Inc. †	132,200	1,700,092
BMC Software, Inc. † # (S)	1,167,931	25,157,234
Citrix Systems, Inc. † (S)	746,113	29,784,831
EPIQ Systems, Inc. †	31,745	552,680
Hyperion Solutions Corp. † (S)	335,321	10,267,529
MicroStrategy, Inc. † (S)	121,447	11,384,442
Progress Software Corp. † (S)	4,821	133,011

COMMON STOCKS (99.1%)* continued

	Shares	Value

Software continued
Quest Software, Inc. † (S)	11,537	$198,552
SonicWall, Inc. †	161,406	1,370,337
SPSS, Inc. † (S)	46,844	1,632,982
Synopsys, Inc. † (S)	4,260	92,996
Websense, Inc. †	76,572	1,903,580
		85,692,714

Technology Services (2.4%)
Acxiom Corp. (S)	445,070	11,536,214
Digitas, Inc. † (S)	133,260	1,880,299
MTS Systems Corp. (S)	17,670	790,733
United Online, Inc.	1,008,797	13,003,393
		27,210,639

Telecommunications (3.3%)
CenturyTel, Inc.	373,900	14,096,030
Commonwealth Telephone Enterprises, Inc. (S)	45,946	1,524,488
Earthlink, Inc. † (S)	1,719,985	15,634,664
Premiere Global Services, Inc. † (S)	630,065	4,920,808
Syniverse Holdings, Inc. †	3,900	69,069
Talk America Holdings, Inc. † (S)	125,601	1,144,225
Ubiquitel, Inc. †	18,658	193,297
		37,582,581

Textiles (2.9%)
Columbia Sportswear Co. † (S)	195,736	9,961,005
DHB Industries, Inc. †	509,100	1,939,671
Jones Apparel Group, Inc.	10,775	370,121
Kellwood Co. (S)	5,264	168,659
Liz Claiborne, Inc.	5,842	228,130
Tommy Hilfiger Corp. (Hong Kong) † (S)	315,813	5,258,286
Wolverine World Wide, Inc. (S)	608,637	15,118,534
		33,044,406

Toys (1.2%)
Hasbro, Inc. (S)	582,491	11,480,898
Jakks Pacific, Inc. † (S)	94,496	2,142,224
		13,623,122

Transportation Services (—%)
Pacer International, Inc. (S)	6,980	239,344

Trucks & Parts (2.1%)
Autoliv, Inc. (Sweden)	439,234	24,289,640

Total common stocks (cost $926,280,961)		$1,138,245,733

SHORT-TERM INVESTMENTS (19.7%)*

	Principal amount/shares	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 4.70% to 5.01%
and due dates ranging from May 1, 2006 to
June 2, 2006 (d)	$214,581,221	$214,329,041
Putnam Prime Money Market Fund (e)	12,009,718	12,009,718

Total short-term investments (cost $226,338,759)		$226,338,759

TOTAL INVESTMENTS
Total investments (cost $1,152,619,720)		$1,364,584,492

* Percentages indicated are based on net assets of $1,148,301,128.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at April 30, 2006.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At April 30, 2006, liquid assets totaling $7,800,225 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 4/30/06

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	54	$4,151,520	Jun-06	$180,454
S&P MidCap 400 Index E-Mini (Long)	33	2,661,780	Jun-06	95,824
S&P 500 Index (Long)	3	986,925	Jun-06	15,969

Total				$292,247

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/06

ASSETS

Investment in securities, at value, including $207,882,351of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,140,610,002)	$1,352,574,774
Affiliated issuers (identified cost $12,009,718) (Note 5)	12,009,718

Dividends, interest and other receivables	866,228

Receivable for shares of the fund sold	1,216,291

Receivable for securities sold	2,956,116

Receivable for variation margin (Note 1)	50,290

Total assets	1,369,673,417

LIABILITIES

Payable for securities purchased	2,983,511

Payable for shares of the fund repurchased	1,536,303

Payable for compensation of Manager (Notes 2 and 5)	1,622,935

Payable for investor servicing and custodian fees (Note 2)	304,561

Payable for Trustee compensation and expenses (Note 2)	79,344

Payable for administrative services (Note 2)	4,294

Payable for distribution fees (Note 2)	325,879

Collateral on securities loaned, at value (Note 1)	214,329,041

Other accrued expenses	186,421

Total liabilities	221,372,289

Net assets	$1,148,301,128

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 870,923,529

Undistributed net investment income (Note 1)	5,649

Accumulated net realized gain on investments (Note 1)	65,114,931

Net unrealized appreciation of investments	212,257,019

Total — Representing net assets applicable to capital shares outstanding	$1,148,301,128

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($476,325,383 divided by 37,812,790 shares)	$12.60

Offering price per class A share
(100/94.75 of $12.60)*	$13.30

Net asset value and offering price per class B share
($228,589,838 divided by 19,324,831 shares)**	$11.83

Net asset value and offering price per class C share
($34,354,001 divided by 2,877,045 shares)**	$11.94

Net asset value and redemption price per class M share
($17,784,836 divided by 1,473,231 shares)	$12.07

Offering price per class M share
(100/96.75 of $12.07)*	$12.48

Net asset value, offering price and redemption price per class R share
($1,390,217 divided by 111,295 shares)	$12.49

Net asset value, offering price and redemption price per class Y share
($389,856,853 divided by 30,469,834 shares)	$12.79

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/06

INVESTMENT INCOME

Dividends	$ 12,578,199

Interest (including interest income of $651,472
from investments in affiliated issuers) (Note 5)	659,771

Securities lending	744,153

Total investment income	13,982,123

EXPENSES

Compensation of Manager (Note 2)	6,386,023

Investor servicing fees (Note 2)	3,432,751

Custodian fees (Note 2)	347,870

Trustee compensation and expenses (Note 2)	59,345

Administrative services (Note 2)	29,679

Distribution fees — Class A (Note 2)	1,079,800

Distribution fees — Class B (Note 2)	2,283,614

Distribution fees — Class C (Note 2)	326,486

Distribution fees — Class M (Note 2)	133,175

Distribution fees — Class R (Note 2)	4,469

Other	248,082

Non-recurring costs (Notes 2 and 6)	12,298

Costs assumed by Manager (Notes 2 and 6)	(12,298)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(321,821)

Total expenses	14,009,473

Expense reduction (Note 2)	(307,090)

Net expenses	13,702,383

Net investment income	279,740

Net realized gain on investments (Notes 1 and 3)	160,135,392

Net realized gain on futures contracts (Note 1)	2,478,523

Net unrealized appreciation of investments
and futures contracts during the year	152,840,033

Net gain on investments	315,453,948

Net increase in net assets resulting from operations	$315,733,688

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	4/30/06	4/30/05

Operations:
Net investment income	$ 279,740	$ 3,906,883

Net realized gain on investments
and foreign currency transactions	162,613,915	114,568,573

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	152,840,033	(36,529,940)

Net increase in net assets resulting from operations	315,733,688	81,945,516

Distributions to shareholders: (Note 1)

From net investment income

Class A	(2,378,814)	—

Class M	(27,093)	—

Class R	(4,731)	—

Class Y	(2,850,412)	—

From net realized short-term gain on investments

Class A	(8,473,439)	—

Class B	(4,691,896)	—

Class C	(676,494)	—

Class M	(391,336)	—

Class R	(18,089)	—

Class Y	(7,058,166)	—

From net realized long-term gain on investments

Class A	(53,969,291)	—

Class B	(29,883,772)	—

Class C	(4,308,744)	—

Class M	(2,492,510)	—

Class R	(115,216)	—

Class Y	(44,955,087)	—

Redemption fees (Note 1)	4,906	6,633

Increase (decrease) from capital share transactions (Note 4)	28,884,858	(164,160,760)

Total increase (decrease) in net assets	182,328,362	(82,208,611)

NET ASSETS

Beginning of year	965,972,766	1,048,181,377

End of year (including undistributed net investment
income of $5,649 and $3,417,188, respectively)	$1,148,301,128	$ 965,972,766

The accompanying notes are an integral part of these financial statements.

Financial	highlights	(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	return			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2006	$10.97	.02(d,g)	3.60	3.62	(.07)	(1.92)	—	(1.99)	—(e)	$12.60	34.85	$476,325	1.20(d,g)	.13(d,g)	60.27
April 30, 2005	10.16	.06(d,f)	.75	.81	—	—	—	—	—(e)	10.97	7.97	378,942	1.23(d)	.51(d,f )	70.94
April 30, 2004	7.74	.01	2.41	2.42	—	—	—	—	—	10.16	31.27	397,300	1.19	.10	134.62
April 30, 2003	10.67	—(e)	(2.78)	(2.78)	—	(.15)	—(e)	(.15)	—	7.74	(26.09)	378,331	1.17	(.01)	90.52
April 30, 2002	10.18	(.03)	.62	.59	—	(.10)	—	(.10)	—	10.67	5.82	375,990	1.10	(.31)	119.64

CLASS B
April 30, 2006	$10.42	(.07)(d,g)	3.40	3.33	—	(1.92)	—	(1.92)	—(e)	$11.83	33.73	$228,590	1.95(d,g)	(.61)(d,g)	60.27
April 30, 2005	9.71	(.02)(d,f)	.73	.71	—	—	—	—	—(e)	10.42	7.31	218,327	1.98(d)	(.23)(d,f )	70.94
April 30, 2004	7.46	(.06)	2.31	2.25	—	—	—	—	—	9.71	30.16	271,803	1.94	(.64)	134.62
April 30, 2003	10.37	(.06)	(2.70)	(2.76)	—	(.15)	—(e)	(.15)	—	7.46	(26.65)	272,147	1.92	(.79)	90.52
April 30, 2002	9.96	(.10)	.61	.51	—	(.10)	—	(.10)	—	10.37	5.14	360,549	1.85	(1.06)	119.64

CLASS C
April 30, 2006	$10.50	(.07)(d,g)	3.43	3.36	—	(1.92)	—	(1.92)	—(e)	$11.94	33.76	$34,354	1.95(d,g)	(.62)(d,g)	60.27
April 30, 2005	9.79	(.02)(d,f)	.73	.71	—	—	—	—	—(e)	10.50	7.25	29,854	1.98(d)	(.23)(d,f )	70.94
April 30, 2004	7.52	(.06)	2.33	2.27	—	—	—	—	—	9.79	30.19	35,584	1.94	(.65)	134.62
April 30, 2003	10.45	(.06)	(2.72)	(2.78)	—	(.15)	—(e)	(.15)	—	7.52	(26.64)	34,709	1.92	(.76)	90.52
April 30, 2002	10.04	(.10)	.61	.51	—	(.10)	—	(.10)	—	10.45	5.10	35,600	1.85	(1.05)	119.64

CLASS M
April 30, 2006	$10.59	(.04)(d,g)	3.46	3.42	(.02)	(1.92)	—	(1.94)	—(e)	$12.07	34.05	$17,785	1.70(d,g)	(.36)(d,g)	60.27
April 30, 2005	9.85	—(d,e,f)	.74	.74	—	—	—	—	—(e)	10.59	7.51	15,802	1.73(d)	.02(d,f)	70.94
April 30, 2004	7.55	(.04)	2.34	2.30	—	—	—	—	—	9.85	30.46	18,501	1.69	(.40)	134.62
April 30, 2003	10.46	(.06)	(2.70)	(2.76)	—	(.15)	—(e)	(.15)	—	7.55	(26.42)	15,789	1.67	(.54)	90.52
April 30, 2002	10.02	(.08)	.62	.54	—	(.10)	—	(.10)	—	10.46	5.41	22,563	1.60	(.81)	119.64

CLASS R
April 30, 2006	$10.92	(.03)(d,g)	3.59	3.56	(.07)	(1.92)	—	(1.99)	—(e)	$12.49	34.37	$1,390	1.45(d,g)	(.21)(d,g)	60.27
April 30, 2005	10.13	.02(d,f)	.77	.79	—	—	—	—	—(e)	10.92	7.80	457	1.48(d)	.16(d,f)	70.94
April 30, 2004	7.74	(.02)	2.41	2.39	—	—	—	—	—	10.13	30.88	51	1.44	(.18)	134.62
April 30, 2003†	7.67	(.01)	.08	.07	—	—	—	—	—	7.74	.91*	1	.39*	(.07)*	90.52

CLASS Y
April 30, 2006	$11.12	.05(d,g)	3.65	3.70	(.11)	(1.92)	—	(2.03)	—(e)	$12.79	35.06	$389,857	.95(d,g)	.38(d,g)	60.27
April 30, 2005	10.26	.08(d,f)	.78	.86	—	—	—	—	—(e)	11.12	8.38	322,592	.98(d)	.76(d,f )	70.94
April 30, 2004	7.81	.03	2.42	2.45	—	—	—	—	—	10.26	31.37	324,942.94		.31	134.62
April 30, 2003	10.73	.02	(2.79)	(2.77)	—	(.15)	—(e)	(.15)	—	7.81	(25.85)	233,163.92		.24	90.52
April 30, 2002	10.20	(.01)	.64	.63	—	(.10)	—	(.10)	—	10.73	6.20	238,866.85		(.05)	119.64

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 49

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to April 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period.
As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	4/30/06	4/30/05

Class A	<0.01%	<0.01%

Class B	<0.01	<0.01

Class C	<0.01	<0.01

Class M	<0.01	<0.01

Class R	<0.01	<0.01

Class Y	<0.01	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage
	Per share	of net assets

Class A	<$0.01	0.03%

Class B	<0.01	0.03

Class C	<0.01	0.03

Class M	<0.01	0.03

Class R	0.01	0.09

Class Y	<0.01	0.03

(g) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended April 30, 2006 (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/06

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies, other Putnam funds and products, and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital, if any, are reflected as a reduction of cost when the amount is conclusively determined.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluc-tuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2006, the value of securities loaned amounted to $208,336,695. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $214,329,041 which is pooled with collateral of other Putnam funds into 31 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2006, the fund reclassified $1,569,771 to decrease distributions in excess of net investment income with a decrease to accumulated net realized gain of $1,569,771.

The tax basis components of distributable earnings and the federal tax cost as of period end April 30, 2006 were as follows:

Unrealized appreciation	$ 255,067,315
Unrealized depreciation	(43,210,950)
————————
Net unrealized appreciation	211,856,365
Undistributed short-term gain	21,158,931
Undistributed long-term gain	44,362,303
Cost for federal income
tax purposes	$1,152,728,127

The tax character of distributions paid during the years ended April 30, 2006 and April 30, 2005 were as follows:

	2006	2005

Ordinary income	$ 26,570,470	$—

Long-term gains	135,724,620	$—

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended April 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended April 30, 2006, Putnam Management has assumed $12,298 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended April 30, 2006, the fund incurred $3,780,621 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2006, the fund’s expenses were reduced by $307,090 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $450, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005.

Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $45,476 and $1,047 from the sale of class A and class M shares, respectively, and received $255,757 and $803 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2006, Putnam Retail Management, acting as underwriter, received $972 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended April 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $639,323,305 and $766,571,252, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 4/30/06:
Shares sold	9,178,285	$112,536,682

Shares issued
in connection
with reinvestment
of distributions	5,496,123	62,820,686

	14,674,408	175,357,368

Shares
repurchased	(11,392,357)	(139,517,727)

Net increase	3,282,051	$35,839,641

Year ended 4/30/05:
Shares sold	10,666,781	$117,443,273

Shares issued
in connection
with reinvestment
of distributions	—	—

	10,666,781	117,443,273

Shares
repurchased	(15,256,362)	(166,311,728)

Net decrease	(4,589,581)	$(48,868,455)

CLASS B	Shares	Amount

Year ended 4/30/06:
Shares sold	1,851,415	$ 21,412,487

Shares issued
in connection
with reinvestment
of distributions	3,029,753	32,630,440

	4,881,168	54,042,927

Shares
repurchased	(6,518,286)	(75,368,372)

Net decrease	(1,637,118)	$(21,325,445)

Year ended 4/30/05:
Shares sold	2,440,291	$ 25,818,743

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,440,291	25,818,743

Shares
repurchased	(9,467,136)	(98,103,841)

Net decrease	(7,026,845)	$(72,285,098)

CLASS C	Shares	Amount
Year ended 4/30/06:
Shares sold	373,734	$4,345,956

Shares issued
in connection
with reinvestment
of distributions	398,078	4,327,109

	771,812	8,673,065

Shares
repurchased	(738,070)	(8,584,040)

Net increase	33,742	$89,025

Year ended 4/30/05:
Shares sold	480,087	$5,077,542

Shares issued
in connection
with reinvestment
of distributions	—	—

	480,087	5,077,542

Shares
repurchased	(1,271,651)	(13,338,944)

Net decrease	(791,564)	$ (8,261,402)

CLASS M	Shares	Amount
Year ended 4/30/06:
Shares sold	449,356	$ 5,338,860

Shares issued
in connection
with reinvestment
of distributions	259,069	2,844,576

	708,425	8,183,436

Shares
repurchased	(727,770)	(8,427,003)

Net decrease	(19,345)	$ (243,567)

Year ended 4/30/05:
Shares sold	278,843	$ 2,940,568

Shares issued
in connection
with reinvestment
of distributions	—	—

	278,843	2,940,568

Shares
repurchased	(665,007)	(6,923,299)

Net decrease	(386,164)	$(3,982,731)

CLASS R	Shares	Amount
Year ended 4/30/06:
Shares sold	65,189	$790,534

Shares issued
in connection
with reinvestment
of distributions	12,162	138,036

	77,351	928,570

Shares
repurchased	(7,916)	(97,816)

Net increase	69,435	$830,754

Year ended 4/30/05:
Shares sold	39,910	$454,308

Shares issued
in connection
with reinvestment
of distributions	—	—

	39,910	454,308

Shares
repurchased	(3,086)	(33,774)

Net increase	36,824	$420,534

CLASS Y	Shares	Amount
Year ended 4/30/06:
Shares sold	8,164,798	$100,601,794

Shares issued
in connection
with reinvestment
of distributions	4,729,626	54,863,665

	12,894,424	155,465,459

Shares
repurchased	(11,436,001)	(141,771,009)

Net increase	1,458,423	13,694,450

Year ended 4/30/05:
Shares sold	11,805,019	$132,021,379

Shares issued
in connection
with reinvestment
of distributions	—	—

	11,805,019	132,021,379

Shares
repurchased	(14,450,233)	(163,204,987)

Net decrease	(2,645,214)	$(31,183,608)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2006, management fees paid were reduced by $22,310 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $651,472 for the year ended April 30, 2006. During the year ended April 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $268,069,959 and $259,260,046, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $298,373 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $299,511 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $118,788,968 as long term capital gain, for its taxable year ended April 30, 2006.

The fund designated 17.17% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2006, the fund hereby designates 18.74%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended April 30, 2006. The other Putnam mutual funds in this group are Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Lehman Brothers, Bank of America, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended April 30, 2006.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Instinet, JP Morgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of
Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh &
McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square		Richard S. Robie, III
Boston, MA 02109	Officers	Vice President
George Putnam, III
Marketing Services	President	Francis J. McNamara, III
Putnam Retail Management		Vice President and
One Post Office Square	Charles E. Porter	Chief Legal Officer
Boston, MA 02109	Executive Vice President,
	Associate Treasurer and	Charles A. Ruys de Perez
Custodian	Principal Executive Officer	Vice President and
Putnam Fiduciary		Chief Compliance Officer
Trust Company	Jonathan S. Horwitz
	Senior Vice President	Mark C. Trenchard
Legal Counsel	and Treasurer	Vice President and
Ropes & Gray LLP		BSA Compliance Officer
Steven D. Krichmar
Independent Registered	Vice President and	Judith Cohen
Public Accounting Firm	Principal Financial Officer	Vice President, Clerk and
PricewaterhouseCoopers LLP		Assistant Treasurer
Michael T. Healy
Trustees	Assistant Treasurer and	Wanda M. McManus
John A. Hill, Chairman	Principal Accounting Officer	Vice President, Senior Associate
Jameson Adkins Baxter,		Treasurer and Assistant Clerk
Vice Chairman	Daniel T. Gallagher
Charles B. Curtis	Senior Vice President,	Nancy E. Florek
Myra R. Drucker	Staff Counsel and	Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Compliance Liaison	Assistant Treasurer and
Paul L. Joskow		Proxy Manager
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN068 230357 6/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2006	$57,464*	$--	$3,343	$609
April 30, 2005	$66,941*	$--	$3,622	$ -

* Includes fees of $1,009 and $517 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended April 30, 2006 and April 30, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended April 30, 2006 and April 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $262,226 and $187,326 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30,
2006	$ -	$98,160	$ -	$ -
April
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: June 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2006

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2006

Date of reporting period: May 1, 2005— April 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Mid Cap Value Fund

4|30|06

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Mid Cap Value Fund

4| 30| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	52
Brokerage commissions	53
About the Trustees	54
Officers	60

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

In recent months, we have witnessed the continuing vibrancy of the current economic expansion, now in its fifth year. U.S. businesses have seized opportunities available both at home and abroad to generate some of the most impressive profit margins in history, by some measures. During your fund’s reporting period, common stocks have traded at higher levels to reflect improving corporate profits. However, the gains have not come without concerns in some quarters of the market about the risks facing the economy. These risks include high energy prices, inflation, and a potential pullback in consumer spending, as well as the potential adverse effects of the Federal Reserve’s (the Fed’s) series of interest-rate increases. Concerns about inflation, in particular, have been reflected in falling bond prices and rising bond yields, and worries about consumer spending have clouded the outlook for stocks.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that are influencing the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

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In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Mid Cap Value Fund: seeking undervalued companies before their potential is recognized

Hidden opportunities —and a measure of patience — are key ingredients in the investment strategy of Putnam Mid Cap Value Fund. The fund invests in stocks of midsize companies, which tend to be followed by fewer Wall Street analysts than stocks of larger companies. For firms with strong research capabilities, such as Putnam, these stocks can represent attractive opportunities. With support from a team of dedicated stock analysts, the fund’s management team seeks to identify promising midsize companies before the market recognizes their potential.

Another advantage of midsize companies is that they tend to be more agile than large companies, while offering a greater degree of stability than smaller, less mature companies. Most midsize companies have developed a solid infrastructure, including professional management and a comprehensive business plan. Most have also weathered a full economic cycle.

Because Putnam Mid Cap Value Fund is managed in the value style, its managers also take another important factor into consideration: The stocks they purchase must be attractively priced in relation to the company’s earnings and growth potential. A value stock’s price may be low because the company’s potential is being underestimated or because it is in an industry that is currently out of favor with investors. Often, companies in the portfolio are undergoing positive changes that may improve their earnings and growth potential. Catalysts for change can include restructuring,

Putnam Mid Cap Value Fund holdings have spanned industries over time.

introduction of new products, new management, acquisitions, or streamlining of operations to cut costs.

Of course, such changes can take time. As noted in the fund’s first annual report to shareholders in April 2000, “Once the stock is in the portfolio, patience is called for while waiting for the positive change that can lift the stock’s share price. Accordingly, investors should understand that this fund is most appropriate for those with long-term investment horizons.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Mid Cap Value Fund seeks capital appreciation and, as a secondary objective, current income, by employing a strategy of identifying undervalued, high-quality companies among the market’s mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor.

Highlights

* For the 12 months ended April 30, 2006, Putnam Mid Cap Value Fund’s class A shares returned 28.18% without sales charges.

* The fund’s benchmark, the Russell Midcap Value Index, returned 24.75% .

* The average return for the fund’s Lipper category, Mid-Cap Value Funds, was 23.84% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 4/30/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 11/1/99)	15.30%	14.35%	152.43%	139.20%

5 years	11.76	10.57	74.34	65.24

3 years	23.14	20.93	86.74	76.86

1 year	28.18	21.44	28.18	21.44

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

6

Report from the fund managers

The period in review

Your fund delivered strong absolute and relative performance during its fiscal year, outperforming both its Lipper category and its benchmark index, based on results at net asset value (NAV, or without sales charges). We have worked to create a diversified portfolio of stocks chosen for the strengths of their issuing companies, rather than basing the portfolio’s structure on macroeconomic conditions. We consequently believe that our successful stockpicking, as well as the strength of several holdings discussed later in this report, drove your fund’s relative performance more than sector-weighting decisions. We must nevertheless note that certain overweights relative to the benchmark in the energy, consumer cyclicals, and capital goods areas — which were by-products of our security selection process — contributed to your fund’s performance relative to its benchmark and peer group average.

Market overview

Several factors buoyed U.S. equity markets during your fund’s fiscal year. Economic indicators remained stable, in spite of rising energy prices, the steady procession of increases in short-term interest rates by the Fed, and the impact of the Gulf Coast hurricanes in August and September. High energy costs, in particular, concerned many investors, who periodically worried about the effect they might have on inflation and consumer spending, which accounts for roughly two-thirds of the U.S. gross domestic product (GDP). In the end, however, core inflation levels remained relatively benign and the consumer confidence level stayed resilient, despite what appeared to be the end of a significant wave of mortgage refinancing that had put more money in consumers’ pockets.

Although the Fed continued to tighten monetary policy by raising short-term rates, long-term interest rates, which the Fed does not control directly, stayed relatively low. This environment hurt many financial stocks, particularly banks, as it

7

reduced the spread between the interest banks paid to depositors, which are typically tied to short-term interest rates, and the interest banks earn from the loans they provided, which are tied to long-term rates.

Corporate profits reached a post-World War II high, and had a positive effect on the economy, since they prompted rising dividends, share repurchases, capital spending, and new jobs. Robust corporate cash reserves also helped spur strong consolidation activity, as firms looked to use mergers and acquisitions to bolster their growth and/or improve competitive positioning. Amid improving sales and profit margins, more corporations exceeded their earnings estimates than those that did not meet expectations. In spite of this vigorous corporate health and corresponding increase in share prices, valuations for mid-cap companies remained relatively attractive throughout the period.

Strategy overview

Our main focus in managing your fund is bottom-up stockpicking, because we feel that our security selection should help the fund perform better than its benchmark over time. Top-down macroeconomic, market, and sector analyses are secondary parts of our process. In choosing investments for the fund, we look for stocks of companies with strong management teams that are focused on enhancing shareholder

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/06.

Equities
Russell Midcap Value Index (midsize-company value stocks)	24.75%

Russell Midcap Growth Index (midsize-company growth stocks)	28.27%

Russell 2000 Index (small-company stocks)	33.47%

S&P 500 Index (broad stock market)	15.42%

Bonds
Lehman Aggregate Bond Index (broad bond market)	0.71%

Lehman Credit Index (corporate bonds)	0.12%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	8.88%

8

value. Our targets are stocks of midsize companies carrying valuations that appear reasonable given our analysis of the companies’ growth prospects for the next one to two years.

As we have in the past, during your fund’s fiscal year we looked for attractive value opportunities across all industry sectors, selecting equities that we felt offered strong business fundamentals when compared to their share prices. The three main sectors that provided outperformance relative to the benchmark during the period were energy, consumer cyclicals, and capital goods. Energy commodity prices rose to historical highs, propelling the first group, while continued signs of a healthy U.S. economy helped buoy the latter two areas.

Because of our value focus, we sold or trimmed positions that posted strong performance and met our price targets, in order to lock in profits. In turn, we then bought stocks that we believed offered attractive value, with the idea that the market will come to recognize their worth over time. At the same time, we added to some of your fund’s holdings that declined in price, when we felt the companies still offered positive business fundamentals going forward.

Your fund’s holdings

The strong performance of holdings from the energy, consumer cyclicals, and capital goods sectors made the

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

greatest contribution to performance for the period. The fund benefited from an overweight in energy, where many stocks rose significantly along with energy commodity prices. Oil, gasoline, and natural gas prices reached historical highs because strong worldwide economic growth caused demand to outstrip supply, which was constrained due to underinvestment in new capacity in recent years. National Oilwell Varco was a top performer for the fund, as oil firms looked to add capacity and make existing rigs as productive as possible. This corporation, our largest holding in the energy sector, services oil companies by supplying equipment and parts for new and existing oil rigs. In the consumer cyclicals sector, Hughes Supply was another key contributor to performance. This company supplies construction and industrial materials to utilities. Its share price rose notably when the firm was acquired in early 2006. Because of this acquisition, the stock is no longer in the portfolio. Another consumer cyclical stock, Office Depot, provided strong performance, rebounding from a previously depressed valuation. Office Depot’s new management team progressed with its turnaround, improving profit margins and increasing earnings. In the capital goods sector, Terex, which manufactures industrial equipment, including cranes, benefited from increased infrastructure spending, such as bridge repairs. The company’s order backlog

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 4/30/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry

Whirlpool Corp. (3.0%)	Household furniture and appliances

Terex Corp. (2.8%)	Machinery

Ross Stores, Inc. (2.7%)	Retail

Office Depot, Inc. (2.7%)	Retail

Omnicare, Inc. (2.3%)	Health-care services

WESCO International, Inc. (2.3%)	Electrical equipment

Newfield Exploration Co. (2.2%)	Oil and gas

Rite Aid Corp. (2.1%)	Retail

OfficeMax, Inc. (2.1%)	Retail

AmeriCredit Corp. (2.0%)	Consumer finance

10

continued to grow, and the stock remained reasonably priced.

A leading performer was technology firm MEMC Electronic Materials. This semiconductor manufacturer benefited from solid demand, and we sold the position to take profits after the stock price had rebounded from a very inexpensive valuation. Another strong performer was real estate manager CB Richard Ellis —another out-of-benchmark position —which went public in 2004, when we initiated the position. The stock price rose as the company’s business fundamentals continued to improve.

Each period brings with it some disappointments, and this fiscal year was no exception. On the downside, specialty chemical company Chemtura (which acquired Great Lakes Chemical Corporation, a previous fund holding) faltered as management tried to implement price increases. In response, some of Chemtura’s customers went elsewhere to meet their needs. The company’s turnaround has taken longer than we expected, and while we continue to own the stock, we’ve looked to reduce the size of the position. In addition, plastic and glass container manufacturer Owens-Illinois experienced a share-price decline during the fiscal year, as this company also took longer than anticipated to post improving results, despite management’s attempts to implement price increases and cut costs. Because of this delay, we decided to sell the stock. Our holding in drug company Par Pharmaceuticals, another stock not found in the benchmark, also lagged, as its core generic business suffered from price pressures and because sales of its branded drug Megace — used to treat weight loss —were not as strong as expected. As the period came to a close, we were in the process of eliminating the position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

11

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

While short-term interest rates continue to rise with the Fed’s rate hikes, we have not seen a corresponding increase in the longer part of the yield curve. The Fed likely will stop raising rates at some point, but we don’t anticipate building our portfolio strategy on any speculation about when this may occur. At the same time, for diversification, we have maintained some exposure to high-quality financial stocks that should benefit when the Fed does finish its tightening cycle. Beyond that, it appears that the U.S. economy remains resilient, with growth in GDP at healthy levels. Overall, we don’t think there are any substantial developments on the horizon that would knock the economy or the markets too far off course, although the support from low interest rates is eroding somewhat as central banks worldwide gradually tighten monetary policy.

Looking more specifically at your fund, our approach will revolve around the long-term prospects of individual companies more than short-term developments in the economy and the markets. The overall market, as always, will be influenced by events worldwide as well as where we are in the economic cycle. For our part, however, we will continue to depend on fundamental research and analysis to create a diversified portfolio of companies that can reward shareholders over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

12

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 4/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	152.43%	139.20%	140.45%	140.45%	140.51%	140.51%	144.56%	136.01%	148.61%	154.95%
Annual average	15.30	14.35	14.44	14.44	14.45	14.45	14.74	14.12	15.03	15.48

5 years	74.34	65.24	67.86	65.85	68.04	68.04	70.10	64.12	72.32	76.08
Annual average	11.76	10.57	10.91	10.65	10.94	10.94	11.21	10.42	11.50	11.98

3 years	86.74	76.86	82.58	79.58	82.70	82.70	84.01	77.57	85.45	88.07
Annual average	23.14	20.93	22.22	21.55	22.25	22.25	22.54	21.09	22.86	23.44

1 year	28.18	21.44	27.18	22.18	27.26	26.26	27.61	23.12	27.86	28.50

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

13

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 11/1/99 to 4/30/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $24,045 and $24,051, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $24,456 ($23,601 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $24,861 and $25,495, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 4/30/06

		Lipper Mid-Cap
	Russell Midcap	Value Funds
	Value Index	category average*

Life of fund	132.18%	130.92%
Annual average	13.83	13.55

5 years	89.92	80.18
Annual average	13.69	12.24

3 years	102.49	90.63
Annual average	26.51	23.89

1 year	24.75	23.84

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/06, there were 267, 216, 146, and 99 funds, respectively, in this Lipper category.

14

Fund price and distribution information

For the 12-month period ended 4/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.012		—	—	—		$0.019	$0.047

Capital gains

Long-term	1.518		$1.518	$1.518	$1.518		1.518	1.518

Short-term	0.179		0.179	0.179	0.179		0.179	0.179

Total	$1.709		$1.697	$1.697	$1.697		$1.716	$1.744

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
4/30/05	$13.88	$14.65	$13.62	$13.62	$13.71	$14.17	$13.81	$13.90

4/30/06	15.91	16.79	15.46	15.47	15.63	16.16	15.77	15.94

Fund performance for most recent calendar quarter

Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	146.88%	133.94%	135.47%	135.47%	135.38%	135.38%	139.24%	130.88%	143.25%	149.35%
Annual average	15.11	14.15	14.27	14.27	14.26	14.26	14.55	13.92	14.85	15.29

5 years	81.70	72.11	75.19	73.19	75.11	75.11	77.34	71.20	79.62	83.52
Annual average	12.69	11.47	11.87	11.61	11.86	11.86	12.14	11.35	12.43	12.91

3 years	96.22	85.90	91.97	88.97	91.97	91.97	93.45	86.59	94.95	97.62
Annual average	25.19	22.96	24.28	23.63	24.28	24.28	24.60	23.11	24.92	25.49

1 year	20.50	14.18	19.63	14.63	19.63	18.63	19.94	15.72	20.22	20.81

15

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from November 1, 2005, to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.69	$ 10.71	$ 10.71	$ 9.37	$ 8.03	$ 5.34

Ending value (after expenses)	$1,175.10	$1,170.40	$1,171.20	$1,172.60	$1,174.00	$1,176.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2006, use the calculation method below. To find the value of your investment on November 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.21	$ 9.94	$ 9.94	$ 8.70	$ 7.45	$ 4.96

Ending value (after expenses)	$1,018.65	$1,014.93	$1,014.93	$1,016.17	$1,017.41	$1,019.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Average annualized expense
ratio for Lipper peer group†	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Mid Cap Value Fund	64%	89%	84%	45%	53%

Lipper Mid-Cap Value Funds
category average	88%	90%	74%	82%	102%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on April 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 4/30/06.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are Portfolio Leaders of the fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leaders

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

James Polk	2006					*

Portfolio Leader	2005					*

Edward Shadek	2006					*

Portfolio Leader	2005					*

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Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $2,500,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Edward Shadek is also a Portfolio Leader of Putnam Small Cap Value Fund.

James Polk and Edward Shadek may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

During the year ended April 30, 2006, Portfolio Member Frederick Copper left your fund’s management team.

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Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005			*

Steven Krichmar	2006	*

Chief of Operations	2005				*

Francis McNamara, III	2006					*

General Counsel	2005				*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006					*

Deputy Head of Investments	2005					*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/05.

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Terms and definitions

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (reduced to 3.25% on April 1, 2005).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 18th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but

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ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

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In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Value Funds) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

75th	84th	40th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 234, 177, and 108 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) The Trustees noted the disappointing performance for your fund for the one- and three-year periods ended December 31, 2004. In this regard, the Trustees considered that Putnam Management has made changes to the fund’s investment team and implemented a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Value Funds category for the one- and five-year periods ended March 31, 2006, were 15% and 45%, respectively. Over the one- and five-year periods ended March 31, 2006, the fund ranked 39th out of 263 and 62nd out of 139 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of April 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 13, 2006

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The fund’s portfolio 4/30/06

COMMON STOCKS (99.6%)*

	Shares	Value

Advertising and Marketing Services (0.6%)
Interpublic Group of Cos., Inc. (The)†	670,602	$6,424,367

Aerospace and Defense (0.9%)
L-3 Communications Holdings, Inc.	112,000	9,150,400

Banking (11.3%)
City National Corp.	212,700	15,518,592
Colonial Bancgroup, Inc.	365,300	9,472,229
Comerica, Inc.	82,200	4,674,714
Compass Bancshares, Inc.	242,200	13,311,312
Cullen/Frost Bankers, Inc.	234,100	13,549,708
First Horizon National Corp.	234,400	9,943,248
Marshall & Ilsley Corp.	180,670	8,260,232
SVB Financial Group †	139,200	7,067,184
TCF Financial Corp.	364,800	9,798,528
Webster Financial Corp.	184,000	8,638,800
Zions Bancorp.	144,170	11,970,435
		112,204,982

Beverage (1.6%)
Molson Coors Brewing Co. Class B	209,700	15,488,442

Building Materials (3.2%)
Sherwin-Williams Co. (The) #	322,300	16,417,962
Vulcan Materials Co.	185,700	15,777,072
		32,195,034

Chemicals (1.0%)
Chemtura Corp.	831,200	10,140,640

Coal (1.7%)
CONSOL Energy, Inc. (S)	192,600	16,401,816

Communications Equipment (1.4%)
Avaya, Inc.†	1,194,000	14,328,000

Computers (1.1%)
Logitech International SA ADR (Switzerland) †(S)	268,946	11,107,470

Consumer Finance (2.0%)
AmeriCredit Corp.†(S)	669,200	20,263,376

Consumer Goods (2.6%)
Alberto-Culver Co.	416,300	18,721,011
Estee Lauder Cos., Inc. (The) Class A	181,300	6,729,856
		25,450,867

33

COMMON STOCKS (99.6%)* continued

	Shares	Value

Containers (0.7%)
Ball Corp.	180,400	$7,212,392

Electric Utilities (4.9%)
Ameren Corp. (S)	95,700	4,820,409
American Electric Power Co., Inc.	171,100	5,725,006
Edison International	166,400	6,724,224
Energy East Corp.	196,500	4,747,440
PG&E Corp.	177,500	7,071,600
PPL Corp.	256,900	7,460,376
Progress Energy, Inc.	78,380	3,354,664
Wisconsin Energy Corp.	217,500	8,493,375
		48,397,094

Electrical Equipment (2.3%)
WESCO International, Inc.†	299,800	22,485,000

Electronics (3.7%)
Amphenol Corp. Class A	174,100	10,062,980
Avnet, Inc.†	381,800	9,984,070
Jabil Circuit, Inc.†	259,500	10,117,905
W.W. Grainger, Inc.	91,000	6,999,720
		37,164,675

Energy (1.8%)
National-Oilwell, Inc.†	262,600	18,111,522

Financial (1.6%)
CIT Group, Inc.	290,500	15,689,905

Health Care Services (6.0%)
AmerisourceBergen Corp.	352,400	15,206,060
DaVita, Inc.†	169,700	9,547,322
Lincare Holdings, Inc.†	283,600	11,210,708
Omnicare, Inc.	410,600	23,285,126
		59,249,216

Household Furniture and Appliances (3.0%)
Whirlpool Corp.	331,800	29,779,050

Insurance (3.2%)
Everest Re Group, Ltd. (Barbados)	138,200	12,576,200
Phoenix Companies, Inc. (The)	584,300	8,875,517
Stancorp Financial Group	218,300	10,770,922
		32,222,639

Investment Banking/Brokerage (2.7%)
Bear Stearns Cos., Inc. (The)	97,200	13,851,972
Nuveen Investments, Inc. Class A	265,700	12,785,484
		26,637,456

34

COMMON STOCKS (99.6%)* continued

	Shares	Value

Machinery (2.8%)
Terex Corp.†	324,400	$28,076,820

Metals (3.7%)
Phelps Dodge Corp.	206,800	17,824,092
United States Steel Corp. (S)	279,400	19,138,900
		36,962,992

Natural Gas Utilities (0.4%)
National Fuel Gas Co.	131,800	4,382,350

Oil & Gas (5.6%)
Amerada Hess Corp.	59,800	8,567,546
EOG Resources, Inc.	96,200	6,756,126
Newfield Exploration Co.†	493,900	22,027,940
Questar Corp.	112,800	9,029,640
Western Gas Resources, Inc. (S)	170,800	8,881,600
		55,262,852

Pharmaceuticals (1.9%)
Mylan Laboratories, Inc.	659,500	14,403,480
Par Pharmaceutical Cos., Inc.†	189,557	4,881,093
		19,284,573

Power Producers (1.0%)
AES Corp. (The)†	568,600	9,649,142

Real Estate (6.7%)
Archstone-Smith Operating Trust (R)	189,400	9,257,872
CB Richard Ellis Group, Inc. Class A†	196,000	17,226,440
CBL & Associates Properties (R)	174,600	6,982,254
General Growth Properties, Inc. (R)	209,600	9,840,720
Hospitality Properties Trust (R)	201,500	8,684,650
Host Marriott Corp. (R)	707,600	14,873,752
		66,865,688

Retail (11.3%)
Claire’s Stores, Inc.	275,700	9,710,154
Office Depot, Inc.†	649,900	26,372,942
OfficeMax, Inc.	531,600	20,572,920
Rite Aid Corp. †	4,720,600	21,242,700
Ross Stores, Inc.	877,500	26,886,600
Timberland Co. (The) Class A †	208,100	7,085,805
		111,871,121

Shipping (1.5%)
Con-way, Inc. (S)	274,680	15,305,170

Software (1.8%)
McAfee, Inc.†	675,200	17,615,968

35

COMMON STOCKS (99.6%)* continued

	Shares	Value

Technology Services (1.3%)
Ingram Micro, Inc. Class A†	701,700	$12,904,263

Telecommunications (0.6%)
Earthlink, Inc.†	702,800	6,388,452

Toys (1.3%)
Mattel, Inc.	781,000	12,636,580

Trucks & Parts (1.2%)
Autoliv, Inc. (Sweden)	210,400	11,635,120

Waste Management (1.2%)
Allied Waste Industries, Inc.†	814,300	11,530,488

Total common stocks (cost $777,761,786)		$990,475,922

SHORT-TERM INVESTMENTS (6.1%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 4.70% to 5.01%
and due dates ranging from May 1, 2006 to June 2,
2006 (d)	$49,814,813	$49,756,270
Putnam Prime Money Market Fund (e)	11,228,386	11,228,386

Total short-term investments (cost $60,984,656)		$60,984,656

TOTAL INVESTMENTS
Total investments (cost $838,746,442)		$1,051,460,578

* Percentages indicated are based on net assets of $994,214,451.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at April 30, 2006.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At April 30, 2006, liquid assets totaling $2,129,135 have been designated as collateral for open futures contracts.

FUTURES CONTRACTS OUTSTANDING at 4/30/06

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	5	$1,644,875	Jun-06	$4,381
S&P MidCap 400 (Long)	6	483,960	Jun-06	207

Total				$4,588

36

Statement of assets and liabilities 4/30/06

ASSETS
Investment in securities, at value, including $49,188,815 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $827,518,056)	$1,040,232,192
Affiliated issuers (identified cost $11,228,386) (Note 5)	11,228,386

Cash	118,925

Dividends, interest and other receivables	551,780

Receivable for shares of the fund sold	1,552,207

Receivable for securities sold	10,811,051

Receivable for variation margin (Note 1)	3,029

Total assets	1,064,497,570

LIABILITIES
Payable for securities purchased	17,014,016

Payable for shares of the fund repurchased	1,171,095

Payable for compensation of Manager (Notes 2 and 5)	1,517,402

Payable for investor servicing and custodian fees (Note 2)	204,194

Payable for Trustee compensation and expenses (Note 2)	49,312

Payable for administrative services (Note 2)	4,027

Payable for distribution fees (Note 2)	392,651

Collateral on securities loaned, at value (Note 1)	49,756,270

Other accrued expenses	174,152

Total liabilities	70,283,119

Net assets	$994,214,451

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$741,560,551

Undistributed net investment income (Note 1)	40,524

Accumulated net realized gain on investments (Note 1)	39,894,652

Net unrealized appreciation of investments	212,718,724

Total — Representing net assets applicable to capital shares outstanding	$994,214,451

(Continued on next page)

37

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($614,760,808 divided by 38,639,877 shares)	$15.91

Offering price per class A share
(100/94.75 of $15.91)*	$16.79

Net asset value and offering price per class B share
($276,306,273 divided by 17,868,790 shares)**	$15.46

Net asset value and offering price per class C share
($39,799,519 divided by 2,572,823 shares)**	$15.47

Net asset value and redemption price per class M share
($14,074,605 divided by 900,774 shares)	$15.63

Offering price per class M share
(100/96.75 of $15.63)*	$16.16

Net asset value, offering price and redemption price per class R share
($2,959,480 divided by 187,690 shares)	$15.77

Net asset value, offering price and redemption price per class Y share
($46,313,766 divided by 2,904,713 shares)	$15.94

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

38

Statement of operations Year ended 4/30/06

INVESTMENT INCOME
Dividends	$ 12,786,144

Interest (including interest income of $473,515
from investments in affiliated issuers) (Note 5)	480,127

Securities lending	58,487

Total investment income	13,324,758

EXPENSES
Compensation of Manager (Note 2)	5,888,379

Investor servicing fees (Note 2)	2,439,108

Custodian fees (Note 2)	144,668

Trustee compensation and expenses (Note 2)	50,946

Administrative services (Note 2)	29,159

Distribution fees — Class A (Note 2)	1,341,193

Distribution fees — Class B (Note 2)	2,716,370

Distribution fees — Class C (Note 2)	357,385

Distribution fees — Class M (Note 2)	101,802

Distribution fees — Class R (Note 2)	6,652

Other	249,142

Non-recurring costs (Notes 2 and 6)	10,325

Costs assumed by Manager (Notes 2 and 6)	(10,325)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(109,297)

Total expenses	13,215,507

Expense reduction (Note 2)	(180,064)

Net expenses	13,035,443

Net investment income	289,315

Net realized gain on investments (Notes 1 and 3)	89,225,003

Net realized gain on futures contracts (Note 1)	121,506

Net unrealized appreciation of investments and futures contracts during the year	129,442,131

Net gain on investments	218,788,640

Net increase in net assets resulting from operations	$219,077,955

The accompanying notes are an integral part of these financial statements.

39

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	4/30/06	4/30/05

Operations:
Net investment income (loss)	$ 289,315	$ (565,800)

Net realized gain on investments	89,346,509	76,087,149

Net unrealized appreciation of investments	129,442,131	7,601,083

Net increase in net assets resulting from operations	219,077,955	83,122,432

Distributions to shareholders: (Note 1)

From net investment income

Class A	(417,188)	(30,808)

Class R	(1,787)	(91)

Class Y	(114,255)	(71,198)

From net realized short-term gain on investments

Class A	(6,168,545)	—

Class B	(3,094,909)	—

Class C	(416,442)	—

Class M	(147,718)	—

Class R	(16,837)	—

Class Y	(435,140)	—

From net realized long-term gain on investments

Class A	(52,312,022)	(5,915,098)

Class B	(26,246,209)	(3,818,985)

Class C	(3,531,610)	(447,509)

Class M	(1,252,713)	(189,746)

Class R	(142,781)	(2,491)

Class Y	(3,690,186)	(427,188)

Redemption fees (Note 1)	3,087	3,185

Increase from capital share transactions (Note 4)	77,702,282	6,045,300

Total increase in net assets	198,794,982	78,267,803

NET ASSETS
Beginning of year	795,419,469	717,151,666

End of year (including undistributed net investment
income of $40,524 and $—, respectively)	$994,214,451	$795,419,469

The accompanying notes are an integral part of these financial statements.

40

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41

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2006	$13.88	.04(d,e)	3.70	3.74	(.01)	(1.70)	(1.71)	—(g)	$15.91	28.18	$614,761	1.22(d,e)	.28(d,e)	63.63
April 30, 2005	12.53	.03(d,f )	1.51	1.54	—(g)	(.19)	(.19)	—(g)	13.88	12.31	455,115	1.30(d)	.21(d,f )	88.96
April 30, 2004	9.67	.05	2.82	2.87	(.01)	—	(.01)	—	12.53	29.72	378,117	1.28	.46	83.90
April 30, 2003	12.00	.05	(2.17)	(2.12)	(.06)	(.15)	(.21)	—	9.67	(17.67)	293,124	1.28	.54	44.93
April 30, 2002	10.71	.05	1.37	1.42	(.08)	(.05)	(.13)	—	12.00	13.40	298,662	1.24	.38	52.73

CLASS B
April 30, 2006	$13.62	(.07)(d,e)	3.61	3.54	—	(1.70)	(1.70)	—(g)	$15.46	27.18	$276,306	1.97(d,e)	(.46)(d,e)	63.63
April 30, 2005	12.39	(.07)(d,f )	1.49	1.42	—	(.19)	(.19)	—(g)	13.62	11.47	259,429	2.05(d)	(.52)(d,f )	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	12.39	28.79	271,485	2.03	(.28)	83.90
April 30, 2003	11.96	(.02)	(2.17)	(2.19)	—(g)	(.15)	(.15)	—	9.62	(18.28)	228,248	2.03	(.22)	44.93
April 30, 2002	10.70	(.04)	1.37	1.33	(.02)	(.05)	(.07)	—	11.96	12.50	263,306	1.99	(.40)	52.73

CLASS C
April 30, 2006	$13.62	(.07)(d,e)	3.62	3.55	—	(1.70)	(1.70)	—(g)	$15.47	27.26	$39,800	1.97(d,e)	(.47)(d,e)	63.63
April 30, 2005	12.39	(.07)(d,f )	1.49	1.42	—	(.19)	(.19)	—(g)	13.62	11.47	30,903	2.05(d)	(.52)(d,f )	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	12.39	28.79	30,149	2.03	(.29)	83.90
April 30, 2003	11.96	(.02)	(2.17)	(2.19)	—(g)	(.15)	(.15)	—	9.62	(18.29)	25,611	2.03	(.22)	44.93
April 30, 2002	10.69	(.04)	1.38	1.34	(.02)	(.05)	(.07)	—	11.96	12.56	30,286	1.99	(.39)	52.73

CLASS M
April 30, 2006	$13.71	(.03)(d,e)	3.65	3.62	—	(1.70)	(1.70)	—(g)	$15.63	27.61	$14,075	1.72(d,e)	(.21)(d,e)	63.63
April 30, 2005	12.44	(.04)(d,f )	1.50	1.46	—	(.19)	(.19)	—(g)	13.71	11.74	13,306	1.80(d)	(.28)(d,f )	88.96
April 30, 2004	9.64	—(g)	2.80	2.80	—	—	—	—	12.44	29.05	12,513	1.78	(.03)	83.90
April 30, 2003	11.97	—(g)	(2.16)	(2.16)	(.02)	(.15)	(.17)	—	9.64	(18.04)	10,478	1.78	.03	44.93
April 30, 2002	10.70	(.01)	1.37	1.36	(.04)	(.05)	(.09)	—	11.97	12.79	14,159	1.74	(.15)	52.73

CLASS R
April 30, 2006	$13.81	(.01)(d,e)	3.69	3.68	(.02)	(1.70)	(1.72)	—(g)	$15.77	27.86	$2,959	1.47(d,e)	(.03)(d,e)	63.63
April 30, 2005	12.50	(.03)(d,f )	1.54	1.51	(.01)	(.19)	(.20)	—(g)	13.81	12.06	345	1.55(d)	(.18)(d,f )	88.96
April 30, 2004	9.67	.03	2.82	2.85	(.02)	—	(.02)	—	12.50	29.43	15	1.53	.21	83.90
April 30, 2003†	9.00	—(g)	.67	.67	—	—	—	—	9.67	7.44*	1	.13*	.02*	44.93

CLASS Y
April 30, 2006	$13.90	.08(d,e)	3.71	3.79	(.05)	(1.70)	(1.75)	—(g)	$15.94	28.50	$46,314	.97(d,e)	.52(d,e)	63.63
April 30, 2005	12.55	.06(d,f )	1.51	1.57	(.03)	(.19)	(.22)	—(g)	13.90	12.53	36,322	1.05(d)	.45(d,f )	88.96
April 30, 2004	9.68	.08	2.83	2.91	(.04)	—	(.04)	—	12.55	30.06	24,872	1.03	.71	83.90
April 30, 2003	12.00	.08	(2.17)	(2.09)	(.08)	(.15)	(.23)	—	9.68	(17.44)	15,852	1.03	.79	44.93
April 30, 2002††	12.34	—(g)	(.34)	(.34)	—	—	—	—	12.00	(2.76)*	17,236	.08*	—* (h)	52.73

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 43

Financial highlights (Continued)

  * Not annualized.

  † For the period April 1, 2003 (commencement of operations) to April 30, 2003.

†† For the period April 2, 2002 (commencement of operations) to April 30, 2002.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	4/30/06	4/30/05

Class A	<0.01%	<0.01%

Class B	<0.01	<0.01

Class C	<0.01	<0.01

Class M	<0.01	<0.01

Class R	<0.01	<0.01

Class Y	<0.01	<0.01

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006 (Note 6).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(g) Amount represents less than $0.01 per share.

(h) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

44

Notes to financial statements 4/30/06

Note 1: Significant accounting policies

Putnam Mid Cap Value Fund (the “fund”) is one of a series of Putnam Investment Funds (the “trust”), which is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase.

Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New

45

York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the

46

last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2006, the value of securities loaned amounted to $49,188,815. The fund received cash collateral of $49,756,270 which is pooled with collateral of other Putnam funds into 31 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2006, the fund reclassified $284,439 to decrease distribution in excess of net investment income and $422,093 to increase paid-in-capital, with a decrease to accumulated net realized gains of $706,532.

The tax basis components of distributable earnings and the federal tax cost as of period ended April 30, 2006 were as follows:

Unrealized appreciation	$223,469,943
Unrealized depreciation	(11,282,281)
———————————————
Net unrealized appreciation	212,187,662
Undistributed short-term gain	13,648,965
Undistributed long-term gain	26,817,273
Cost for federal income
tax purposes	$839,272,916

The tax character of distributions paid during the years ended April 30, 2006 and April 30, 2005 were as follows:

	2006	2005
Ordinary income	$10,812,821	$ 102,097

Long-term gains	87,175,521	10,801,017

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is

47

based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classifi-cation or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended April 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended April 30, 2006, Putnam Management has assumed $10,325 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended April 30, 2006, the fund incurred $2,583,776 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2006, the fund’s expenses were reduced by $180,064 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $416, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

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The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $84,446 and $1,004 from the sale of class A and class M shares, respectively, and received $291,523 and $2,734 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2006, Putnam Retail Management, acting as underwriter, received $125 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended April 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $564,236,811 and $584,499,799, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 4/30/06:
Shares sold	12,147,827	$ 184,101,966

Shares issued
in connection
with reinvestment
of distributions	3,897,253	56,315,295

	16,045,080	240,417,261

Shares
repurchased	(10,191,765)	(153,395,104)

Net increase	5,853,315	$ 87,022,157

Year ended 4/30/05:
Shares sold	11,513,591	$ 155,798,070

Shares issued
in connection
with reinvestment
of distributions	410,863	5,727,445

	11,924,454	161,525,515

Shares
repurchased	(9,308,163)	(124,845,609)

Net increase	2,616,291	$ 36,679,906

CLASS B	Shares	Amount
Year ended 4/30/06:
Shares sold	2,922,967	$ 43,228,667

Shares issued
in connection
with reinvestment
of distributions	1,919,676	27,048,245

	4,842,643	70,276,912

Shares
repurchased	(6,024,761)	(89,151,120)

Net decrease	(1,182,118)	$(18,874,208)

Year ended 4/30/05:
Shares sold	4,063,623	$ 54,086,695

Shares issued
in connection
with reinvestment
of distributions	257,231	3,529,207

	4,320,854	57,615,902

Shares
repurchased	(7,184,212)	(94,756,339)

Net decrease	(2,863,358)	$(37,140,437)

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CLASS C	Shares	Amount	CLASS R	Shares	Amount
Year ended 4/30/06:			Year ended 4/30/06:
Shares sold	622,128	$ 9,221,260	Shares sold	177,070	$2,667,028

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	242,003	3,409,829	of distributions	11,256	161,405

	864,131	12,631,089		188,326	2,828,433

Shares			Shares
repurchased	(559,821)	(8,294,096)	repurchased	(25,611)	(387,610)

Net increase	304,310	$ 4,336,993	Net increase	162,715	$2,440,823

Year ended 4/30/05:			Year ended 4/30/05:
Shares sold	538,376	$ 7,144,092	Shares sold	26,995	$363,726

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	28,182	386,652	of distributions	186	2,582

	566,558	7,530,744		27,181	366,308

Shares			Shares
repurchased	(730,796)	(9,648,960)	repurchased	(3,446)	(46,094)

Net decrease	(164,238)	$(2,118,216)	Net increase	23,735	$320,214

CLASS M	Shares	Amount	CLASS Y	Shares	Amount
Year ended 4/30/06:			Year ended 4/30/06:
Shares sold	182,107	$ 2,720,581	Shares sold	1,404,408	$ 21,185,949

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	95,380	1,356,297	of distributions	292,991	4,239,581

	277,487	4,076,878		1,697,399	25,425,530

Shares			Shares
repurchased	(347,069)	(5,147,717)	repurchased	(1,404,970)	(21,578,174)

Net decrease	(69,582)	$(1,070,839)	Net increase	292,429	$ 3,847,356

Year ended 4/30/05:			Year ended 4/30/05:
Shares sold	337,541	$ 4,444,879	Shares sold	1,243,568	$ 16,949,603

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	13,327	183,932	of distributions	35,727	498,386

	350,868	4,628,811		1,279,295	17,447,989

Shares			Shares
repurchased	(386,049)	(5,058,257)	repurchased	(648,862)	(8,714,710)

Net decrease	(35,181)	$ (429,446)	Net increase	630,433	$ 8,733,279

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Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2006, management fees paid were reduced by $16,584 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $473,515 for the year ended April 30, 2006. During the year ended April 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $312,247,878 and $314,758,868, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $78,923 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $92,713 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

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Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $64,915,368 as long term capital gain, for its taxable year ended April 30, 2006.

The fund designated 46.06% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2006, the fund designated 46.32% or, the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

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Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended April 30, 2006. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Lehman Brothers, Bank of America, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended April 30, 2006.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Instinet, JP Morgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

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About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

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Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

55

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

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As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

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W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

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Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

59

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

60

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN075 234348 6/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2005, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

The July 2005 amendments were incorporated into a restated Code of Ethics dated December 2005 (filed as an exhibit hereto).

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2006	$31,548*	$--	$2,778	$ -
April 30, 2005	$24,982*	$--	$2,750	$ -

* Includes fees of $4,470 and $ 674 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended April 30, 2006 and April 30, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended April 30, 2006 and April 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $2,778 and $2,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2006	$ -	$ -	$ -	$ -
April 30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: June 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2006